Filed pursuant to Rule 497
1933 Act File No. 333-102461
1940 Act File No. 811-21279

THE MERGER FUND VL
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED FEBRUARY 2, 2021
TO THE PROSPECTUS OF THE FUND DATED APRIL 17, 2020

Westchester Capital Management, LLC (“WCM”), investment adviser of the Fund, and Virtus Investment Partners, Inc. (“Virtus”) entered into an agreement pursuant to which Virtus will acquire WCM (the “Acquisition”), subject to a number of conditions.  The closing of the Acquisition is expected to result in the termination of the investment advisory agreement of the Fund.  Under the terms of the Acquisition, among other matters, it is intended that a wholly-owned subsidiary of Virtus, Virtus Investment Advisers, Inc., will become the investment adviser to the Fund and WCM will serve as sub-adviser to the Fund.  The Board of Trustees of the Fund will be asked to approve new investment advisory and sub-advisory agreements for the Fund and to nominate new members to the Board of Trustees. If approved by the Board of Trustees of the Fund, shareholders of the Fund will be asked to approve the new investment advisory and sub-advisory agreements for the Fund and to elect new members to the Board of Trustees. The Acquisition is expected to close in the second half of 2021, subject to a number of conditions, including Board and shareholder approval of the foregoing matters. Messrs. Behren and Shannon, are expected to continue to be responsible for the day-to-day portfolio management of the Fund after the closing of the Acquisition. It is not anticipated that there will be any changes to the Fund’s investment objectives or principal investment strategies as a result of the Acquisition.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.